                                                          Barclay Capital
                                                          5 The North Colonnade
                                                          Canary Wharf
                                                          London E14 4BB

                                                          Tel +44 (0)20 7623 2323

To:            RASC Series  2006-EMX5  Trust,  acting  through U.S. Bank National  Association
               (the "Trustee"),  not in its individual  capacity but solely as trustee for the benefit of RASC Series 2006-EMX5 Trust (the "Counterparty" or "Party B")
Tel            (651) 495-3880
Fax            (651) 495-8090
From:          BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")
Date:          June 29, 2006
Reference #:   1260321B

                                INTEREST RATE CAP TRANSACTION

The purpose of this  facsimile  (this  "Confirmation")  is to confirm the terms and conditions of  the  Transaction  entered  into  between  us  on  the  Trade  Date  specified  below  (the
"Transaction").

The  definitions  and  provisions   contained  in  the  2000  ISDA   Definitions   (the  "2000
Definitions"),  as published by the  International  Swaps and  Derivatives  Association,  Inc.
("ISDA") are incorporated into this  Confirmation.  In the event of any inconsistency  between the 2000 Definitions and this  Confirmation,  this  Confirmation  will govern for the purposes of the  Transaction.  References  herein to a  "Transaction"  shall be deemed to be references to a "Swap  Transaction" for the purposes of the 2000  Definitions.  Capitalized terms used in this  Confirmation  and not defined in this  Confirmation or the 2000  Definitions  shall have the respective  meaning  assigned in the  Agreement.  Each party hereto agrees to make payment to the other party hereto in accordance  with the provisions of this  Confirmation  and of the
Agreement.  In  this  Confirmation,   "Party  A"  means  Barclays  and  "Party  B"  means  the
Counterparty.

1.      This Confirmation  evidences a complete and binding agreement between you and us as to the terms of the Swap  Transaction  to which  this  Confirmation  relates.  This  Confirmation
(including the schedule  hereto) will  constitute a  Confirmation  that  supplements,  forms a part  of,  and is  subject  to,  an  agreement  (the  "Agreement")  in the  form  of the  1992
Multicurrency  - Cross  Border  Master  Agreement in the form  published by the  International
Swaps and  Derivatives  Association,  Inc. (the "ISDA  Form"),  as if on the Trade Date we had
executed an agreement  in such form,  but without any Schedule  except for the  elections  set forth in Section 4 herein.  In the event of any  inconsistency  between the  provisions of the
ISDA Form and this  Confirmation,  this  Confirmation  will  prevail for purposes of this Swap
Transaction.

The terms of the particular Transaction to which this Confirmation relates are as follows:

2.                                             TRADE DETAILS
---------------------------------------------- -------------------------------------------
NOTIONAL AMOUNT:                               With respect to any Calculation Period,
                                               the lesser of (1) the Certificate
                                               Principal Balance of the Class A
                                               Certificates and the Class M Certificates
                                               immediately prior to the Distribution
                                               Date that occurs on the Floating Rate
                                               Payer Period End Date for such
                                               Calculation Period and (2) the amount set
                                               forth on Schedule A attached hereto for
                                               such Calculation Period.  As used herein,
                                               the terms "Certificate Principal
                                               Balance," "Class A Certificates," "Class
                                               M Certificates" and "Distribution Date"
                                               shall have the respective meanings set
                                               forth in the Pooling and Servicing
                                               Agreement dated as of June 1, 2006 among
                                               Residential Asset Securities Corporation,
                                               Residential Funding Corporation and the
                                               Trustee (the "Pooling and Servicing
                                               Agreement").

---------------------------------------------- -------------------------------------------
TRADE DATE:                                    June 23, 2006

---------------------------------------------- -------------------------------------------
EFFECTIVE DATE:                                June 29, 2006

---------------------------------------------- -------------------------------------------
TERMINATION DATE:                              June 25, 2011;  subject to adjustment in
                                               accordance  with the Following  Business
                                               Day Convention.

---------------------------------------------- -------------------------------------------
FIXED AMOUNTS:
---------------------------------------------- -------------------------------------------
        Fixed Rate Payer:                      Counterparty

        Fixed Rate Payer Payment Date:         June 29, 2006

        Fixed Amount:                          USD 6,750,000
---------------------------------------------- -------------------------------------------
FLOATING AMOUNTS:
---------------------------------------------- -------------------------------------------
        Floating Rate Payer:                   Barclays

        Cap Rate:                              5.20%

        Floating   Rate  Payer   Period  End   The  25th of  each  month  in each  year
        Date(s):                               from (and  including)  July 25,  2006 to
                                               (and  including) the  Termination  Date;
                                               subject  to   adjustment  in  accordance
                                               with   the   Following    Business   Day
                                               Convention.

        Early Payment:                         Two (2) Business Days

        Floating Rate for the Initial          To be determined
        Calculation Period:

        Floating Rate Option:                  USD-LIBOR-BBA

        Floating Rate Day Count Fraction:      Actual/360

        Designated Maturity:                   1 Month

        Reset Dates:                           The   first   calendar   day   of   each
                                               Calculation Period

        Compounding:                           Inapplicable

---------------------------------------------- -------------------------------------------
BUSINESS DAYS:                                 New York
---------------------------------------------- -------------------------------------------
CALCULATION AGENT:                             Barclays
---------------------------------------------- -------------------------------------------
ADMINISTRATION FEE                             Residential  Funding  Corporation agrees
                                               to  pay  USD   12,000   on   behalf   of
                                               Counterparty  to  Barclays  for value on
                                               the Effective Date.

3.                                             ACCOUNT DETAILS
---------------------------------------------- -------------------------------------------
Payments to Barclays:                          Correspondent:  BARCLAYS  BANK  PLC  NEW
                                               YORK
                                               FEED: 026002574
                                               Beneficiary:  BARCLAYS SWAPS
                                               Beneficiary Account: 050-01922-8
---------------------------------------------- -------------------------------------------
Payments to Counterparty:                      U.S. Bank National Association
                                               ABA No.: 091000022
                                               Acct. No. 1731-0332-2058
                                               Ref.: RASC  2006-EMX5
                                               OBI:  Attention: John Thomas
                                               Ref. Acct. No.: 100475000

---------------------------------------------- -------------------------------------------

4.  PROVISIONS DEEMED INCORPORATED INTO THIS AGREEMENT:

The following provisions i) through vii) are incorporated into this Agreement:

    i) The  parties  agree  that  subparagraph  (ii) of Section  2(c) of the ISDA Form  Master
           Agreement will apply to this Transaction.

ii)     Termination Provisions. For purposes of this Agreement:

(a)               "Specified  Entity"  means in  relation  to Party A for the  purpose  of the
                  Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None;

                  and in relation to Party B for the purpose of this Agreement:

                  Section 5(a)(v): None;
                  Section 5(a)(vi): None;
                  Section 5(a)(vii): None;
                  Section 5(b)(iv):  None.

(b)     "Specified Transaction" shall be inapplicable to Party A and Party B.

(c)     The "Breach of  Agreement"  provisions of Section  5(a)(ii) of the  Agreement  will be inapplicable to Party A and Party B.

(d)     The "Credit Support Default"  provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e)     The  "Misrepresentation"  provisions  of Section  5(a)(iv)  of the  Agreement  will be inapplicable to Party A and Party B.

(f)     The  "Default  Under  Specified  Transaction"  provisions  of  Section  5(a)(v) of the
                  Agreement will be inapplicable to Party A and Party B.

(g)     The  "Cross  Default"  provisions  of  Section  5(a)(vi)  of  the  Agreement  will  be inapplicable to Party A and Party B.

(h)     The "Credit Event Upon Merger"  provisions of Section  5(b)(iv) of the Agreement  will be inapplicable to Party A and Party B.

(i)     The "Bankruptcy" provisions of Section 5(a)(vii) will not apply to Party B.

(j)     The "Automatic Early  Termination"  provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B.

(k)     Payments on Early Termination.  For the purpose of Section 6(e) of this Agreement:

(i)     Market Quotation will apply.
(ii)    The Second Method will apply.

(l)     "Termination Currency" means United States Dollars.

iii)    Tax Representations.

        Payer Tax  Representations.  FOR THE PURPOSE OF SECTION 3(E), EACH OF BARCLAYS AND THE
        COUNTERPARTY MAKES THE FOLLOWING REPRESENTATION:

               It is not  required by any  applicable  law, as modified by the practice of any relevant  governmental revenue authority,  of any Relevant Jurisdiction to make any  deduction  or  withholding  for or on account of any Tax from any  payment
               (other than interest  under Section 2(e),  6(d)(ii) or 6(e) of this  Agreement)
               to be made by it to the other  party  under  this  Agreement.  In  making  this representation,  it may rely on: (i) the accuracy of any representation made by the  other  party  pursuant  to  Section  3(f)  of  this  Agreement;  (ii)  the satisfaction  of the agreement of the other party  contained in Section 4(a)(i)
               or  4(a)(iii) of this  Agreement  and the  accuracy  and  effectiveness  of any document  provided by the other party pursuant to Section  4(a)(i) or 4(a)(iii)
               of this  Agreement;  and (iii) the  satisfaction  of the agreement of the other party contained in Section 4(d) of this  Agreement,  provided that it shall not be a breach of this representation  where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section  4(a)(iii) by reason of material prejudice to its legal or commercial position.

        Barclays Payee Tax  Representations.  FOR THE PURPOSE OF SECTION 3(F),  BARCLAYS MAKES
        THE FOLLOWING REPRESENTATIONS:

               With respect to payments made to Barclays which are not  effectively  connected to the U.S.:  It is a  non-U.S.  branch of a foreign  person  for U.S.  federal income tax purposes.

               With respect to payments made to Barclays  which are  effectively  connected to the U.S.:  Each  payment  received or to be received by it in  connection  with this  Agreement  will be  effectively  connected with its conduct of a trade or business in the U.S.

        Counterparty   Payee  Tax   Representations.   FOR  THE   PURPOSE  OF  SECTION   3(F),
        COUNTERPARTY MAKES THE FOLLOWING REPRESENTATION:

               Counterparty represents that it is a "placecountry-regionUnited  States person"
               as such term is defined in Section  7701(a)(30) of the Internal Revenue Code of
               1986, as amended.

iv)     Documents to be Delivered.  For the purpose of Section 4(a):

        (a) Tax forms, documents or certificates to be delivered are:

------------------------------ ------------------------------ ----------------------------
PARTY   REQUIRED  TO  DELIVER  FORM/DOCUMENT/CERTIFICATE      DATE   BY   WHICH   TO   BE
DOCUMENT                                                      DELIVERED
------------------------------ ------------------------------ ----------------------------
Barclays and Counterparty      Any  document  required  or    Promptly            after
                               reasonably   requested   to    reasonable    demand   by
                               allow  the  other  party to    either party.
                               make  payments  under  this
                               Agreement    without    any
                               deduction  or   withholding
                               for  or on the  account  of
                               any   Tax  or   with   such
                               deduction  or   withholding
                               at a reduced rate.
----------------------------- ------------------------------ ----------------------------

(b)     Other Documents to be delivered are:

--------------------- ----------------------------- ----------------- --------------------
PARTY REQUIRED TO     FORM/DOCUMENT/CERTIFICATE     DATE BY WHICH     COVERED BY
DELIVER DOCUMENT                                    TO BE DELIVERED   SECTION 3(D)
                                                                      REPRESENTATION
--------------------- ----------------------------- ----------------- --------------------
Barclays              An opinion of Barclays in     Closing Date      Yes
                      form and substance
                      reasonably acceptable to
                      Counterparty

--------------------- ----------------------------- ----------------- --------------------
Barclays and the      Any documents required or     Closing Date      Yes
Counterparty          reasonably requested by
                      the receiving party to
                      evidence authority of the
                      delivering party or its
                      Credit Support Provider,
                      if any, to execute and
                      deliver this Agreement,
                      any Confirmation, and any
                      Credit Support Documents
                      to which it is a party,
                      and to evidence the
                      authority of the
                      delivering party to its
                      Credit Support Provider to
                      perform its obligations
                      under this Agreement, such
                      Confirmation and/or Credit
                      Support Document, as the
                      case may be.

--------------------- ----------------------------- ----------------- --------------------
Barclays and the      A certificate of an           Closing Date      Yes
Counterparty          authorized officer of the
                      party, as to the incumbency
                      and authority of the
                      respective officers of the
                      party signing this
                      agreement, any relevant
                      Credit Support Document, or
                      any Confirmation, as the
                      case may be.
--------------------- ----------------------------- ----------------- --------------------

v)      Miscellaneous.

        (a)    Address for Notices:  For the purposes of Section 12(a) of this Agreement:

        Address for notices or communications to Barclays:

        Address:      5 The North Colonnade
                      Canary Wharf
                      E14 4BB
        Facsimile:    44(20) 77736461
        Phone:        44(20) 77736810

        Address for notices or communications to the Counterparty:

               U.S. Bank National Association
               EP-MN-WS3D
               60 Livingston Avenue
               St. Paul, MN 55107
               Facsimile: (651) 495-8090
               Phone: (651) 495-3880
               Attn: Structured Finance RASC Series 2006-EMX5 Trust

          (b)  Process Agent.  For the purpose of Section 13(c):

               Barclays appoints as its Process Agent:  Not Applicable.

               Counterparty appoints as its Process Agent:  Not Applicable.

        (c)    Offices.  The provisions of Section 10(a) will apply to this Agreement.

        (d)    Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

               Barclays  is a  Multibranch  Party and may act  through its London and New York offices.

               Counterparty is not a Multibranch Party.

        (e)    Calculation Agent.  The Calculation Agent is Barclays.

        (f)    Credit  Support   Document.   Not   applicable  for  either   Barclays  or  the
               Counterparty.

        (g)    Credit Support Provider. With respect to Barclays:  Not Applicable.
                                         With respect to Counterparty:  Not Applicable.

        (h)    Governing  Law.  This  Agreement   shall  be  governed  by,  and  construed  in
               accordance with the laws of the State of New York (without  reference to choice of law  doctrine  except  Section  5-1401  and  Section  5-1402 of the New York
               General Obligation Law).

        (i)    Consent to Recording.  Each party hereto  consents and agrees the monitoring or recording,  at any time and from time to time,  by the  other  party of any and all  communications  between  officers or employees of the parties,  waives any further  notice of such  monitoring  or  recording,  and  agrees to notify  its officers and employees of such monitoring or recording.

(j)     Waiver  of  Jury  Trial.  To the  extent  permitted  by  applicable  law,  each  party irrevocably  waives any and all right to trial by jury in any legal  proceeding in connection with this Agreement,  any Credit Support  Document to which it is a Party, or any Transaction.  Each party also  acknowledges that this waiver is a material inducement to the other party's entering into this Agreement.

    vi)        Additional Representations:

               Each  party  represents  to the other  party that  (absent a written  agreement between the parties  that  expressly  imposes  affirmative  obligations  to the contrary):-

(A)     NON-RELIANCE.  It is acting for its own account,  and it has made its own  independent decisions to enter into the  Transaction  and as to whether the Transaction is  appropriate  or proper based upon its own judgment and upon advice from such  advisers  as it  has  deemed  necessary.  It is  not  relying  on any communication  (written or oral) of the other party as investment advice or as a  recommendation  to enter into the  Transaction:  it being  understood that  information and  explanations  related to the terms and conditions of
                   the   Transaction   shall  not  be  considered   investment   advice  or  a
                   recommendation  to enter into the Transaction.  No  communication  (written or oral)  received  from the other party shall be deemed to be an assurance
                   or   guarantee   as  to  the   expected   results   of   the   Transaction.
                   Notwithstanding the foregoing, in the case of Counterparty,  it has entered into this Transaction  pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(B)     ASSESSMENT  AND  UNDERSTANDING.   It  is  capable  of  assessing  the  merits  of  and
                   understanding  (on its  own  behalf  or  through  independent  professional advice),  and understands and accepts,  the terms,  conditions and risks of the  Transaction.  It is also capable of assuming,  and assumes,  the risks of the Transaction,  and, in the case of Counterparty, it has been directed by the Pooling and Servicing Agreement to enter into this Transaction.

(C)     STATUS OF PARTIES.  The other party is not acting as a fiduciary  for or an adviser to it in respect of the Transaction.

(D)     SEVERABILITY.  If any term, provision,  covenant, or condition of this Agreement,  or the application thereof to any party or circumstance,  shall be held to be illegal,  invalid or  unenforceable  (in whole or in part) for any reason, the remaining  terms,  provisions,  covenants and conditions  hereof shall continue in full force and effect as if this  Agreement  had been executed with the illegal, invalid or unenforceable portion eliminated,  so long as this  Agreement  as so modified  continues  to express,  without  material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially  impair  the  respective  benefits  or  expectations  of the parties to this  Agreement.  The parties  shall  endeavor to engage in good faith negotiations to replace any illegal,  invalid or unenforceable  term, provision,  covenant  or  condition  with  a  valid  or  enforceable  term, provision,  covenant or  condition,  the economic  effect of which comes as close as possible to that of the illegal,  invalid or  unenforceable  term, provision, covenant or condition.

(E)     PURPOSE.  It is entering into the  Transaction  for the purposes of hedging its assets or liabilities or in connection with a line of business.

(F)     ELIGIBLE   CONTRACT   PARTICIPANT   REPRESENTATION.   It  is  an  "eligible   contract
                   participant"  within  the  meaning  of Section  1(a)(12)  of the  Commodity
                   Exchange  Act, as amended,  including as amended by the  Commodity  Futures
                   Modernization Act of 2000.

vii)    Other Provisions.

(A)     FULLY-PAID  PARTY  PROTECTED.  Notwithstanding  the terms of  Sections  5 and 6 of the
                  Agreement if Party B has  satisfied  in full all of its payment  obligations under  Section  2(a)(i) of the  Agreement,  then unless  Party A is required pursuant  to  appropriate  proceedings  to  return  to Party B or  otherwise returns to Party B upon demand of Party B any portion of such  payment,  (a)
                  the  occurrence of an event  described in Section 5(a) of the Agreement with respect to Party B shall not  constitute  an Event of  Default or  Potential
                  Event of Default  with  respect to Party B as the  Defaulting  Party and (b)
                  Party  A  shall  be  entitled  to  designate  an  Early   Termination  Event
                  pursuant  to Section 6 of the  Agreement  only as a result of a  Termination
                  Event  set  forth in either  Section  5(b)(i)  or  Section  5(b)(ii)  of the
                  Agreement  with  respect  to  Party  A as  the  Affected  Party  or  Section
                  5(b)(iii) of the  Agreement  with respect to Party A as the Burdened  Party.
                  For purposes of the Transaction to which this  Confirmation  relates,  Party
                  B's only  obligation  under  Section  2(a)(i) of the Agreement is to pay the
                  Fixed Amount on the Fixed Rate Payer Payment Date.

(B)     PROCEEDINGS.  Party A shall  not  institute  against  or cause  any  other  person  to institute  against,  or join any other person in  instituting  against,  the
                  Transferee,  any  bankruptcy,  reorganization,  arrangement,  insolvency  or liquidation  proceedings,  or other  proceedings  under any federal or state bankruptcy,  dissolution  or similar  law,  for a period of one year and one day following  indefeasible  payment in full of the Class A Certificates and the Class M Certificates.

(C)     SET-OFF.  The provisions for Set-Off set forth in Section 6(e) of the Agreement  shall not apply for purposes of this Transaction.

(D)     S&P  SUBSTITUTION  EVENT.  It shall  be a "S&P  Substitution  Event"  if Party A has a
                  Long-Term  Rating of less than  "BBB-" or a  Short-Term  Rating of less than
                  "A-3," if  applicable,  by S&P. In such case,  Party A must,  within 10 days from such S&P  Substitution  Event  (while  collateralizing  any Exposure to
                  Party B), transfer this  Transaction at Party A's sole cost and expense,  in whole,  but not in part, to a counterparty  that satisfies the Rating Agency
                  Condition.  Failure to comply  with this  provision  shall be an  Additional
                  Termination Event with Party A as the sole Affected Party.

(e)     If a RATINGS EVENT (as defined  below) occurs with respect to Barclays,  then Barclays shall  at its own  expense,  subject  to the  Rating  Agency  Condition  (as defined below),  (unless,  within 30 days of such Ratings Event, each of S&P and Moody's has reconfirmed  the rating of the Class A Certificates  and the
                  Class M Certificates  which was in effect  immediately prior to such Ratings
                  Event) (i) assign this  Transaction  hereunder  to a third party within (30)
                  days of such  Ratings  Event  that  meets or  exceeds,  or as to  which  any applicable  credit support  provider meets or exceeds,  the Approved Ratings
                  Thresholds  (as  defined  below)  on  terms  substantially  similar  to this
                  Confirmation  or  (ii)  within  (30)  days of such  Ratings  Event,  deliver collateral  in  accordance  with a Credit  Support  Annex (as defined in the
                  Pooling and Serving  Agreement)  or (iii)  establish  any other  arrangement that meets the Rating Agency  Condition.  For the  avoidance of doubt,  both parties  agree that  Barclays  shall  only be  required  to post  collateral pursuant  to the  terms  of a  Credit  Support  Annex  for the  period  (the
                  "Collateral  Requirement  Period")  during which  Barclays'  Rating Event is continuing  or  until  a  replacement  is  in  place.  Once  the  Collateral
                  Requirement  Period has ended,  Counterparty's  Custodian  shall  return any such Eligible  Collateral to Barclays as soon as reasonably  practicable and to the extent such  Collateral  has not already been  applied in  accordance with this  Agreement,  including the Credit Support  Annex.  For purposes of this  Transaction,  a "Ratings  Event"  shall occur with respect to Barclays
                  (or any applicable  credit support  provider),  if its short-term  unsecured and  unsubordinated  debt  ceases  to be rated at least  "A-1" by S&P and at least "P-1" by Moody's Investors  Service,  Inc.  ("Moody's")  (including in connection  with a merger,  consolidation  or other similar  transaction  by
                  Barclays or any  applicable  credit  support  provider)  such ratings  being referred to herein as the "Approved  Ratings  Thresholds,"  (unless,  within
                  30 days  thereafter,  each of Moody's and S&P has reconfirmed the ratings of the  Class A  Certificates  and the  Class M  Certificates,  as  applicable,
                  which  were  in  effect   immediately   prior   thereto).   "Rating   Agency
                  Condition"  means,  with respect to any particular  proposed act or omission to act  hereunder  that the party acting or failing to act must consult with any of the Rating Agencies then providing a rating of the  Certificates  and receive  from the Rating  Agencies  a prior  written  confirmation  that the proposed  action or inaction  would not cause a downgrade or  withdrawal  of the then-current rating of the Certificates.
(F)     ADDITIONAL  TERMINATION  EVENTS.  An  Additional  Termination  Event  will  occur if a
                  Ratings Event has occurred and Party A has not complied  with (e) above;  in such  event  an  Additional  Termination  Event  shall  have  occurred  with respect  to  Party A and  Party A shall  be the  sole  Affected  Party  with respect to such Additional Termination Event.

(G)     AFFILIATES.   Each of Party A and Party B shall be deemed to have no  "Affiliates"  as such term is defined under the Agreement.
(H)     TRANSFER.  Notwithstanding  anything to the contrary herein,  no transfer  (including, but not limited to transfers  under  Section 7 or  otherwise)  shall be made unless the  transferring  party obtains a written  acknowledgment  from each
                  of  the  Rating   Agencies  that,   notwithstanding   such   transfer,   the
                  then-current   ratings   of  the   Certificates   will  not  be  reduced  or
                  withdrawn.
(I)     SET-OFF.  Notwithstanding  any  provision of this  Agreement or any other  existing or future  agreements,  each of Party A and  Party B  irrevocably  waives as to itself any and all  contractual  rights it may have to set off, net,  recoup or  otherwise  withhold or suspend or condition  its payment or  performance of any  obligation  to the other  party  under this  Agreement  against  any obligation  of one party  hereto to the other party hereto  arising  outside of this  Agreement.  The  provisions  for set-off set forth in Section  6(e)
                  of this Agreement shall not apply for purposes of this Transaction
(J)     AMENDMENTS.  The parties are  prohibited  from amending the cap  agreement  (including the ISDA Form,  scheduled items,  confirmation and collateral  assignment of cap  agreement)  without  the  consent  of any  Pledgee  and  rating  agency confirmation.

               (k)  LIMITATION  OF  LIABILITY.  It is expressly  understood  and agreed by the parties  hereto that (a) this  Agreement is executed  and  delivered by U.S.
                  Bank National  Association,  not  individually  or personally  but solely as trustee of Party B in the  exercise  of the powers and  authority  conferred and  vested in it,  (b) the  representations,  undertakings  and  agreements herein  made on the part of Party B are made and  intended  not as  personal representations,  undertakings  and  agreements  by the Trustee but are made and  intended  for the purpose of binding  only Party B, (c) nothing  herein
                  contained   shall  be  construed  as  creating  any  liability  on  Trustee, individually  or  personally,  to perform any covenant  either  expressed or implied  contained  herein,  all such  liability,  if any,  being  expressly waived by the  parties  who are  signatories  to this  Agreement  and by any person  claiming  by,  through  or under  such  parties  and (d)  absent its willful  misconduct  or gross  negligence  with  respect to its  obligations under the Pooling and  Servicing  Agreement,  under no  circumstances  shall the  Trustee be liable for the  payment of any  indebtedness  or expenses of
                  Party  B or  be  liable  for  the  breach  or  failure  of  any  obligation, representation,  warranty or covenant  made or  undertaken  by Party B under this Agreement.

               (l) EXPENSES.  Notwithstanding  anything to the contrary in Section 11, Party B
                  shall  not  be  required  to  reimburse   Party  A  for  any  of  Party  A's
                  out-of-pocket  expenses  incurred by Party A related to its  enforcement  of
                  Party A's rights hereunder.

The  time of  dealing  will be  confirmed  by  Barclays  upon  written  request.  Barclays  is regulated  by the  Financial  Services  Authority.  Barclays  is acting for its own account in respect of this Transaction.

Please  confirm that the foregoing  correctly  sets forth all the terms and  conditions of our agreement  with respect to the  Transaction  by  responding  within three (3) Business Days by promptly  signing in the space  provided below and both (i) faxing the signed copy to Incoming
Transaction   Documentation,   Barclays   Capital  Global  OTC  Transaction   Documentation  &
Management,     Global    Operations,     Fax    +(44)     20-7773-6810/6857,     Tel    +(44)
20-7773-6901/6904/6965,  and (ii)  mailing the signed  copy to Barclays  Bank PLC, 5 The North
Colonnade,  Canary Wharf,  London E14 4BB,  Attention of Incoming  Transaction  Documentation,
Barclays Capital Global OTC Transaction  Documentation & Management,  Global  Operation.  Your
failure to respond within such period shall not affect the validity or  enforceability  of the
Transaction  against you. This  facsimile  shall be the only  documentation  in respect of the
Transaction and accordingly no hard copy versions of this  Confirmation  for this  Transaction shall be provided unless the Counterparty requests.

---------------------------------------------- -----------------------------------------------
For and on behalf of                           For and on behalf of
BARCLAYS BANK PLC                              RASC SERIES 2006-EMX5 TRUST

                                               BY: U.S. BANK NATIONAL ASSOCIATION, NOT IN
                                               ITS INDIVIDUAL CAPACITY BUT SOLELY IN ITS
                                               CAPACITY AS TRUSTEE FOR THE BENEFIT OF RASC
                                               SERIES 2006-EMX5 TRUST
---------------------------------------------- -----------------------------------------------

Name:                                          Name:
Title:                                         Title:
Date:                                          Date:

---------------------------------------------- -----------------------------------------------

Barclays Bank PLC and its  affiliates,  including  Barclays  Capital Inc., may share with each other  information,  including  non-public  credit  information,  concerning  its  clients and prospective  clients.  If you do not want such  information  to be  shared,  you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.

                                          SCHEDULE A

   CALCULATION         NOTIONAL

 PERIOD BEGINNING    AMOUNT (USD)
   29-Jun-2006      580,200,000.00
   25-Jul-2006      575,962,103.37
   25-Aug-2006      570,677,513.74
   25-Sep-2006      563,732,754.75
   25-Oct-2006      555,126,612.79
   25-Nov-2006      544,870,793.75
   25-Dec-2006      532,990,463.20
   25-Jan-2007      519,524,652.71
   25-Feb-2007      504,529,999.13
   25-Mar-2007      488,321,533.72
   25-Apr-2007      471,124,326.79
   25-May-2007      453,214,985.13
   25-Jun-2007      435,966,193.10
   25-Jul-2007      419,353,337.75
   25-Aug-2007      403,352,730.77
   25-Sep-2007      387,941,573.48
   25-Oct-2007      373,097,923.24
   25-Nov-2007      358,800,661.12
   25-Dec-2007      345,029,460.72
   25-Jan-2008      331,764,758.30
   25-Feb-2008      318,976,807.38
   25-Mar-2008      305,345,078.95
   25-Apr-2008      283,896,651.89
   25-May-2008      264,030,006.69
   25-Jun-2008      245,650,801.16
   25-Jul-2008      228,609,910.67
   25-Aug-2008      213,486,860.23
   25-Sep-2008      203,830,707.35
   25-Oct-2008      194,589,969.06
   25-Nov-2008      185,746,229.02
   25-Dec-2008      177,281,882.49
   25-Jan-2009      169,180,135.20
   25-Feb-2009      161,424,952.47
   25-Mar-2009      154,001,024.39
   25-Apr-2009      146,893,732.62
   25-May-2009      140,089,480.08
   25-Jun-2009      133,576,547.52
   25-Jul-2009      133,576,547.52
   25-Aug-2009      132,127,562.28
   25-Sep-2009      126,796,914.62
   25-Oct-2009      121,691,439.84
   25-Nov-2009      116,801,292.53
   25-Dec-2009      112,117,050.14
   25-Jan-2010      107,629,717.17
   25-Feb-2010      103,330,704.95
   25-Mar-2010       99,211,809.39
   25-Apr-2010       95,265,193.46
   25-May-2010       91,483,370.53
   25-Jun-2010       87,859,188.35
   25-Jul-2010       84,385,813.88
   25-Aug-2010       81,056,718.74
   25-Sep-2010       77,865,665.41
   25-Oct-2010       74,806,693.97
   25-Nov-2010       71,874,109.55
   25-Dec-2010       69,062,470.25
   25-Jan-2011       66,366,575.73
   25-Feb-2011       63,781,456.21
   25-Mar-2011       61,302,362.08
   25-Apr-2011       58,924,753.89
   25-May-2011       56,644,313.54
   25-Jun-2011           0.00